UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

February 15, 2019
____________________________

GROWLIFE, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-50385 (Commission File Number)		90-0821083 (IRS Employer Identification No.)
5400 Carillon Point Kirkland, WA 98033 (Address of Principal Executive Offices and zip code)

(866) 781-5559
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 - Termination of Material Definitive Agreement

Termination of all Agreements with CANX and Cancellation of CANX Warrants

On February 15, 2019, GrowLife, Inc. (the “Company”), entered into a Termination of Existing Agreements and Release (the “Agreement”) with CANX USA, LLC, a Nevada limited liability company (“CANX”). Pursuant to the Agreement, the Parties agreed to terminate, release and discharge all existing and further rights and obligations between the Parties under, arising out of, or in any way related to that certain Waiver and Modification Agreement and Amended and Restated Joint Venture Agreement made as of July 10, 2014, and any ancillary agreements or instruments thereto, including, but not limited to, the Warrants issued to CANX entitling CANX to purchase 540,000,000 shares of the Company’s common stock at an exercise price of $0.033 (collectively, the “CANX Agreements and Warrants”).

In exchange for the Agreement and cancellation of the CANX Agreements and Warrants, the Company agreed to issue $1,000,000 of restricted common stock priced at the February 7, 2019 closing price of $0.008, or 125,000,000 restricted common stock shares (the “Shares”).

The foregoing description of the Agreement is not complete and is subject to and qualified in its entirety by reference to the Agreement as set forth within Exhibit 10.1 attached hereto and incorporated herein by this reference. All defined terms not otherwise defined herein shall have the meaning as set forth in the Agreement.

Item 3.02    Unregistered Sales of Equity Securities

See the disclosures made in Item 1.02, which are incorporated herein by reference. The Company’s securities were issued to an accredited investor in a transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933. The transaction did not involve a public offering, the sale of the securities was made without general solicitation or advertising, there was no underwriter, and no underwriting commissions were paid.

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release the Company issued on February 19, 2019, announcing entry into the Agreement. The information provided in response to Item 1.02 of this report is incorporated by reference into this Item 7.01.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Termination of Existing Agreements and Release Agreement accepted February 15, 2019, entered into by and between GrowLife, Inc. and CANX USA, LLC
99.1	Press Release issued by GrowLife, Inc., dated February 20, 2019, regarding the Agreement with CANX

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: February 20, 2019	By:	/s/ Marco Hegyi
Marco Hegyi
Chief Executive Officer